UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2022

Welltower Inc.
Welltower OP Inc.
(Exact name of registrant as specified in its charter)

Welltower Inc.
Delaware			1-8923		34-1096634
(State or other jurisdiction of Incorporation)			(Commission File Number)		(IRS Employer Identification No.)

Welltower OP Inc.
Delaware			333-264093-01		88-1538732
(State or other jurisdiction of Incorporation)			(Commission File Number)		(IRS Employer Identification No.)

4500 Dorr Street,	Toledo,	Ohio		43615
(Address of principal executive offices)				(Zip Code)
Registrants' telephone number, including area code: (419) 247-2800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Welltower Inc.	Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Welltower OP Inc.	4.800% Notes due 2028	WELL/28	New York Stock Exchange
Welltower OP Inc.	4.500% Notes due 2034	WELL/34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Welltower Inc.    ☐
Welltower OP Inc.    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
On May 10, 2022, Welltower Inc. (the “Company”) issued a press release that announced operating results for its first quarter ended March 31, 2022. The press release refers to a supplemental information package that is available on the Company's website (www.welltower.com), free of charge. Copies of the press release and supplemental information package have been furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report, and are incorporated herein by reference. As previously disclosed, on March 7, 2022, the company formerly known as Welltower Inc., a Delaware corporation (“Old Welltower”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the company formerly known as WELL Merger Holdco Inc., a Delaware corporation ("New Welltower" or the "Company"), which was formed as a wholly owned subsidiary of Old Welltower, and WELL Merger Holdco Sub Inc., a Delaware corporation ("Merger Sub"), which was formed as a wholly owned subsidiary of New Welltower. Effective on April 1, 2022, pursuant to the Merger Agreement, Merger Sub merged with and into Old Welltower, with Old Welltower continuing as the surviving corporation and a wholly owned subsidiary of New Welltower (the “Merger”). In connection with the Merger, Old Welltower’s name was changed to Welltower OP Inc., and New Welltower inherited the name “Welltower Inc.” Financial results for the quarter ended March 31, 2022 and all other periods prior to the effectiveness of the Merger relate to Welltower OP Inc., rather than New Welltower.
The information included in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.
99.1 Press release dated May 10, 2022
99.2 Supplemental Information Package for the quarter ended March 31, 2022.
104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Executive Vice President – General Counsel & Corporate Secretary

WELLTOWER OP INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	President

Dated:  May 10, 2022